SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                   Form 8-K/A

                               Amendment No. 1 to

                                 Current Report


      Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Original Report:  November 17, 1998



                      APPLE RESIDENTIAL INCOME TRUST, INC.
             (Exact name of registrant as specified in its charter)


      VIRGINIA          0-23983           54-1816010
      (State of         (Commission       (IRS Employer
       Incorporation)    File Number)      Identification No.)


      306 East Main Street
      Richmond, Virginia            23219
      (Address of principal         (Zip Code)
       executive offices)



               Registrant's telephone number, including area code:
                                 (804) 643-1761

                     APPLE RESIDENTIAL INCOME TRUST, INC.

                                  FORM 8-K/A

                                     Index

                                                                        Page No.

Item 7.     Financial Statements, Pro Forma Financial
            Information and Exhibits

     a.     Independent Auditors' Report
            (Courts on Pear Ridge Apartments)

            Historical Statement of Income
            and Direct Operating Expenses
            (Courts on Pear Ridge Apartments)

            Note to Historical Statement of Income
            and Direct Operating Expenses
            (Courts on Pear Ridge Apartments)


     b.     Pro Forma Balance Sheet as of
            September 30, 1998 (unaudited)

            Pro Forma Statement of Operations for
            the Nine Months ended September 30, 1998
            (unaudited)

            Pro Forma Statement of Operations
            for the year ended December 31, 1997
            (unaudited)

      c.    Exhibit

            23.1  Consent of Independent Auditors
                  (Courts on Pear Ridge Apartments)

      The Company hereby amends Items 7.a., 7.b., and 7.c. of its Current Report on Form 8-K dated November 17, 1998 as follows:

                                   ITEM 7.a.

                       [L.P. MARTIN & COMPANY LETTERHEAD]

                          INDEPENDENT AUDITORS' REPORT



The Board of Directors
Apple Residential Income Trust, Inc.
Richmond, Virginia


      We have audited the accompanying statement of income and direct operating expenses exclusive of items not comparable to the proposed future operations of the property The Courts on Pear Ridge Apartments located in Dallas, Texas for the twelve month period ended October 31, 1998. This statement is the responsibility of the management of The Courts on Pear Ridge Apartments. Our responsibility is to express an opinion on this statement based on our audit.

      We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the statement. We believe that our audit provides a reasonable basis for our opinion.

      The accompanying statement was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission (for inclusion in a filing by Apple Residential Income Trust, Inc.) and excludes material expenses, described in Note 2 to the statement, that would not be comparable to those resulting from the proposed future operations of the property.

      In our opinion, the statement referred to above presents fairly, in all material respects, the income and direct operating expenses of The Courts on Pear Ridge Apartments (as defined above) for the twelve month period ended October 31, 1998, in conformity with generally accepted accounting principles.


Richmond, Virginia
January 21, 1999                             /s/ L.P. Martin & Co., P.C.

                       THE COURTS ON PEAR RIDGE APARTMENTS

         STATEMENT OF INCOME AND DIRECT OPERATING EXPENSES EXCLUSIVE OF
                   ITEMS NOT COMPARABLE TO THE PROPOSED FUTURE
                           OPERATIONS OF THE PROPERTY

                   TWELVE MONTH PERIOD ENDED OCTOBER 31, 1998

INCOME
  Rental and Other Income                                            $1,764,273
                                                                     ----------

DIRECT OPERATING EXPENSES
  Administrative and Other                                              240,863
  Insurance                                                              21,870
  Repairs and Maintenance                                               250,432
  Taxes, Property                                                       234,469
  Utilities                                                             102,273
                                                                     ----------

      TOTAL DIRECT OPERATING EXPENSES                                   849,907
                                                                     ----------

      Operating income exclusive of items not
      comparable to the proposed future operations
      of the property                                                $  914,366
                                                                     ==========



See accompanying notes to the financial statement.

                       THE COURTS ON PEAR RIDGE APARTMENTS

         NOTES TO THE STATEMENT OF INCOME AND DIRECT OPERATING EXPENSES
            EXCLUSIVE OF ITEMS NOT COMPARABLE TO THE PROPOSED FUTURE
                           OPERATIONS OF THE PROPERTY

                   TWELVE MONTH PERIOD ENDED OCTOBER 31, 1998


NOTE 1 - ORGANIZATION

The Courts on Pear Ridge Apartments is a 242 unit garden and townhouse style apartment complex located on 9.40 acres in Dallas, Texas. The assets comprising the property were owned by PS II Real Estate Limited Partnership, an entity unaffiliated with Apple Residential Income Trust, Inc., during the financial statement period. Apple Residential Income Trust, Inc. purchased the property on November 17, 1998.

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICES

Revenue  and  Expense  Recognition  -  The  accompanying   statement  of  rental
operations has been prepared using the accrual method of accounting. In accordance with Rule 3-14 of Regulation S-X of the Securities and Exchange Commission, the statement of income and direct operating expenses excludes interest and non rent related income and expenses not considered comparable to those resulting from the proposed future operations of the property. Excluded expenses are property depreciation, and management fees.

Estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management of make estimates and assumptions that affect the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Advertising - Advertising costs are expensed in the period incurred.

                                    ITEM 7.b.

PRO FORMA CONSOLIDATED BALANCE SHEET AS OF SEPTEMBER 30, 1998 (UNAUDITED)

The accompanying Unaudited Pro Forma Consolidated Balance Sheet as of September 30, 1998 is presented as if the Company had owned the properties included in the table below as of September 30 1998. In the opinion of management all adjustments necessary to reflect the effects of the Offering have been made.

The Unaudited Pro Forma Consolidated Balance Sheet is presented for comparative purposes only and is not necessarily indicative of what the actual financial position of the Company would have been at September 30, 1998, nor does it purport to represent the future financial position of the Company. This Unaudited Pro Forma Consolidated Balance Sheet should be read in conjunction with, and is qualified in its entirety by, the Company's respective historical financial statements and notes thereto.


                                                                 Brandywine          Burney         Courts on
                                                Historical          Park              Oaks         Pear Ridge
                                                 Balance         Pro Forma         Pro Forma        Pro Forma          Total
                                                  Sheet         Adjustments        Adjustments      Adjustments        Pro Forma
                                                ------------------------------------------------------------------------------------
  Date of acquisition                                             10/29/98          10/28/98        11/17/98
ASSETS
Investment in rental property
    Land                                          $35,291,836     $1,982,880        $1,043,460       $2,346,000       $40,664,176
    Building and improvements                     169,230,344      6,279,120         8,442,540        9,384,000       193,336,004
    Furniture and fixtures                          2,139,825             -                 -                -          2,139,825
                                                ------------------------------------------------------------------------------------
                                                  206,662,005      8,262,000         9,486,000       11,730,000       236,140,005
    Less accumulated depreciation                  (5,578,003)              -                 -                -       (5,578,003)
                                                ------------------------------------------------------------------------------------
                                                  201,084,002      8,262,000         9,486,000       11,730,000       230,562,002

    Cash and cash equivalents                      47,090,703     (8,262,000)       (9,486,000)     (11,730,000)       17,612,703
    Prepaid expenses                                  142,156             -                 -                -            142,156
    Other assets                                    1,668,108             -                 -                -          1,668,108
                                                ------------------------------------------------------------------------------------
                                                   48,900,967     (8,262,000)       (9,486,000)     (11,730,000)       19,422,967
                                                ------------------------------------------------------------------------------------


Total Assets                                     $249,984,969            $-                $-               $-       $249,984,969
                                                ====================================================================================

LIABILITIES AND SHAREHOLDERS' EQUITY
Liabilities

    Mortgage notes payables                       $25,323,184             -                 -                -        $25,323,184
    Accounts payable                                  763,854             -                 -                -            763,854
    Accrued expenses                                4,334,180             -                 -                -          4,334,180
    Rents received in advance                          46,966             -                 -                -             46,966
    Tenant security deposits                          838,286             -                 -                -            838,286
                                                ------------------------------------------------------------------------------------
                                                   31,306,470             -                 -                -         31,306,470

Shareholders' equity
    Common stock                                  219,628,535             -                 -                -        219,628,535
    Class B convertible stock                          20,000             -                 -                -             20,000
    Distributions greater than net income            (970,036)            -                 -                -           (970,036)
                                                ------------------------------------------------------------------------------------
                                                  218,678,499             -                 -                -        218,678,499
                                                ------------------------------------------------------------------------------------
Total Liabilities and Shareholders' Equity
                                                 $249,984,969            $-                $-               $-       $249,984,969
                                                ====================================================================================



Notes to Pro Forma Balance Sheet

Pro Forma adjustments represent the purchase price of the related property , including the 2% acquisition fee to Apple Residential Management Group, Inc. allocated between land and building. Adjustments to cash reflect the use of cash on hand to purchase properties.

PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS FOR THE NINE MONTH PERIOD ENDED SEPTEMBER 30, 1998 (UNAUDITED)
The Unaudited Pro Forma Consolidated Statement of Operations for the nine month period ended September 30, 1998 is presented as if the 16 property acquisitions during 1998 had occurred on January 1, 1998. The Unaudited Pro Forma Consolidated Statement of Operations assumes the Company qualifying as a REIT, distributing at least 95% of its taxable income, and, therefore, incurring no federal income tax liability for the period presented. In the opinion of management, all adjustments necessary to reflect the effects of these transactions have been made.

The Unaudited Pro Forma Consolidated Statement of Operations is presented for comparative purposes only and is not necessarily indicative of what the actual results of the Company would have been for the nine month period ended September 30, 1998 if the acquisitions had occurred at the beginning of the period presented, nor does it purport to be indicative of the results of operations in future periods. The Unaudited Pro Forma Consolidated Statement of Operations should be read in conjunction with, and is qualified in its entirety by, the Company's respective historical financial statements and notes thereto.


                                                                                                   Copper          Bitter
                                              Historical      Main Park        Timberglen          Ridge           Creek
                                             Statement of     Pro Forma         Pro Forma        Pro Forma       Pro Forma
                                              Operations     Adjustments       Adjustments      Adjustments     Adjustments
                                            ----------------------------------------------------------------------------------
Date of Acquisition                               -               2/4/98           2/13/98          3/31/98          5/8/98

Rental income                                 $20,256,606   $    122,458      $   162,912        $ 228,612     $   876,661
Rental expenses:
   Property and maintenance                     5,555,743         44,674           39,814          147,405         308,738
   Taxes and insurance                          2,832,675         18,797           21,513           29,927          98,600
   Property management                          1,109,495           -                -                -                 -
   General and administrative                     579,015           -                -                -                 -
   Amortization                                    28,544           -                -                -                 -
   Depreciation of rental property              3,680,000           -                -                -                 -
                                            ----------------------------------------------------------------------------------

Total expenses                                 13,785,472         63,471           61,327          177,332         407,338

Income before interest income (expense)         6,471,134         58,987          101,585           51,280         469,323
Interest income                                 1,188,355             -                -                -               -
Interest expense                                 (338,297)            -                -                -               -
                                             ---------------------------------------------------------------------------------

Net income                                     $7,321,192        $58,987         $101,585          $51,280        $469,323

Basic and diluted earnings per common share         $0.41
                                                   ======

Wgt. avg. number of common shares outstanding  17,823,314
                                              ===========


                                                   Summer         Park                       Hayden's        Pace's        Pepper
                                                    Tree         Village     Cottonwood      Crossing        Point         Square
                                                  Pro Forma     Pro Forma    Pro Forma       Pro Forma      Pro Forma    Pro Forma
                                                 Adjustments   Adjustments   Adjustments    Adjustments    Adjustments  Adjustments
                                               -------------------------------------------------------------------------------------
Date of Acquisition                                6/1/98        7/1/98        7/9/98         7/24/98        7/17/98      7/17/98

Rental income                                    $  505,033    $   641,049    $   565,147   $   536,970   $ 1,167,372   $   534,027
Rental expenses:
   Property and maintenance                         202,428        224,466        216,861       188,406       349,407       156,111
   Taxes and insurance                               63,114         79,850         74,067        61,559       143,119        75,941
   Property management                                   -              -            --            --            --            --
   General and administrative                            -              -            --            --            --            --
   Amortization                                          -              -            --            --            --            --
   Depreciation of rental prop                           -              -            --            --            --            --
                                               -------------------------------------------------------------------------------------

Total expenses                                      265,542        304,316        290,928       249,965       492,526       232,052

Income before interest income (expense)             239,491        336,733        274,219       287,005       674,846       301,975
Interest income                                          -              -            --            --            --            --
Interest expense                                         -              -            --            --            --            --
                                               -------------------------------------------------------------------------------------

Net income                                         $239,491       $336,733    $   274,219   $   287,005   $   674,846   $   301,975

Basic and diluted earnings per common share


Wgt. avg. number of common shares outstanding



                                                                 Emerald                     Brandywine     Burney      Courts on
                                                    Newport        Oaks         Estrada        Park          Oaks       Pear Ridge
                                                   Pro Forma     Pro Forma     Pro Forma     Pro Forma     Pro Forma     Pro Forma
                                                  Adjustments   Adjustments    Adjustments   Adjustments  Adjustments   Adjustments
                                               -------------------------------------------------------------------------------------
Date of Acquisition                                 7/24/98       7/24/98       7/27/98       10/29/98      10/28/98      11/17/98

Rental income                                    $   686,911   $ 1,046,462   $   962,727   $ 1,095,515   $ 1,178,780   $ 1,323,205
Rental expenses:
   Property and maintenance                          235,111       284,868       281,613       387,118       424,927       445,176
   Taxes and insurance                               109,875       133,916       124,830       131,915       162,395       192,254
   Property management                                  --            --            --            --            --            --
   General and administrative                           --            --            --            --            --            --
   Amortization                                         --            --            --            --            --            --
   Depreciation of rental prop                          --            --            --            --            --            --
                                               -------------------------------------------------------------------------------------
Total expenses                                       344,986       418,784       406,443       519,033       587,322       637,430

Income before interest income (expense)
Interest income                                      341,925       627,678       556,284       576,482       591,458       685,775
Interest expense                                        --            --            --            --            --            --
                                                        --            --            --            --            --            --
                                               -------------------------------------------------------------------------------------

Net income                                       $   341,925   $   627,678   $   556,284   $   576,482   $   591,458   $   685,775

Basic and diluted earnings per common share


Wgt. avg. number of common shares outstanding


                                                               Pro Forma           Total
                                                              Adjustments        Pro Forma
                                                            ---------------------------------
Date of Acquisition                                                 --                 --
Rental income                                                       --           $31,890,447
Rental expenses:
   Property and maintenance                                         --             9,492,866
   Taxes and insurance                                              --             4,354,347
   Property management                                       $   636,837 (A)       1,746,332
   General and administrative                                    131,486 (B)         710,501
   Amortization                                                     --                28,544
   Depreciation of rental prop                                 1,986,912 (C)       5,666,912
                                                            ---------------------------------


Total expenses                                                 2,755,236          21,999,503

Income before interest income (expense)                       (2,755,236)          9,890,944
Interest income                                               (1,188,355)(F)          --
Interest expense                                              (1,069,313)(D)      (1,407,610)
                                                            ---------------------------------


Net income                                                   ($5,012,904)        $ 8,483,334

Basic and diluted earnings per common share                                            $0.38
                                                                                       =====


Wgt. avg. number of common shares outstanding                  4,774,071 (E)      22,597,385
                                                            =================================

(A) Represents the property management fees of 5% of rental income and processing costs equal to $2.50 per apartment per month charged by the external management company for the period not owned by the Company.

(B) Represents the advisory fee of .25% of accumulated capital contributions under the "best efforts" offering for the period of time not owned by the Company.

(C) Represents the depreciation expense of the properties acquired based on the purchase price, excluding amounts allocated to land, for the period of time not owned by the Company. The weighted average life of the property depreciated was 27.5 years.

(D) Represents the interest expense for 5 of the 16 properties for the period in which the properties were not owned for the nine months period ended September 30, 1998, interest was computed based on interest rates on the properties debt that was assumed at acquisition.

(E) Represents additional common shares assuming the properties were acquired on January 1, 1998 with the net proceeds from the "best efforts" offering of $10 per share (net $8.70 per share).
(F) Represents reduction of interest income associated with $32.7 million of cash used to purchase properties at an interest rate of 5%.

Pro Forma Consolidated Statement of Operations for the year ended December 31, 1997 (unaudited) The Unaudited Pro Forma Consolidated Statement of Operations for the year ended December 31, 1997 is presented as if the 12 property acquisitions during 1997 and the 16 property acquisitions during 1998 had occurred on January 1, 1997. The Unaudited Pro Forma Consolidated Statement of Operations assumes the Company qualifying as a REIT, distributing at least 95% of its taxable income, and, therefore, incurring no federal income tax liability for the period presented. In the opinion of management, all adjustments necessary to reflect the effects of these transactions have been made.

The Unaudited Pro Forma Consolidated Statement of Operations is presented for comparative purposes only and is not necessarily indicative of what the actual results of the Company would have been for the year ended December 31, 1997 if the acquisitions had occurred at the beginning of the period presented, nor does it purport to be indicative of the results of operations in future periods. The Unaudited Pro Forma Consolidated Statement of Operations should be read in conjunction with, and is qualified in its entirety by, the Company's respective historical financial statements and notes thereto.

                                                   Historical         1997                       Pro Forma      Main Park
                                                 Statement of     Acquisitions     Pro Forma    Before 1998     Pro Forma
                                                  Operations       Adjustments    Adjustments  Acquisitions    Adjustments
                                                  --------------------------------------------------------------------------
Date of Acquisition                                     --              --             --              --         2/4/98

Rental income                                   $ 12,005,968    $  5,392,558           --      $ 17,398,526    $  1,469,496
Rental expenses:
        Property and maintenance                   3,571,484       1,982,189           --         5,553,673         536,090
        Taxes and insurance                        1,765,741         706,939           --         2,472,680         225,564
        Property management                          656,267            --     $    295,813 (A)     952,080           --
        General and administrative                   351,081            --           67,262 (B)     418,343           --
        Amortization                                  28,490            --             --            28,490           --
        Depreciation of rental property            1,898,003            --          792,074 (C)   2,690,077           --
                                                  --------------------------------------------------------------------------
Total expenses                                     8,271,066       2,689,128      1,155,149      12,115,343         761,654

Income before interest income (expense)            3,734,902       2,703,430     (1,155,149)      5,283,183         707,842
Interest income                                      222,676            --             --           222,676            --
Interest expense                                    (458,384)           --             --          (458,384)           --
                                                  --------------------------------------------------------------------------
Net income                                      $  3,499,194    $  2,703,430   ($ 1,155,149)   $  5,047,475    $    707,842

Basic and diluted earnings per common share     $       0.54                                   $       0.53
                                                  ==========                                    ===========
Wgt. avg. number of common shares outstanding      6,493,114                      3,106,405 (E)   9,599,519
                                                  ==========                      =========     ===========


                                                                       Copper          Bitter         Summer           Park
                                                     Timberglen        Ridge           Creek            Tree          Village
                                                     Pro Forma       Pro Forma       Pro Forma       Pro Forma       Pro Forma
                                                    Adjustments     Adjustments     Adjustments     Adjustments     Adjustments
                                                ----------------------------------------------------------------------------------
Date of Acquisition                                   2/13/98         3/31/98         5/8/98           6/1/98           7/1/98

Rental income                                      $  1,954,938   $    914,447   $  2,629,983   $  1,212,080     $  1,282,097
Rental expenses:
        Property and maintenance                        477,771        589,618        926,213        485,827          448,932
        Taxes and insurance                             258,159        119,708        295,801        151,473          159,700
        Property management                               --             --             --             --               --
        General and administrative                        --             --             --             --               --
        Amortization                                      --             --             --             --               --
        Depreciation of rental property                   --             --             --             --               --
                                                ----------------------------------------------------------------------------------
Total expenses                                          735,930        709,326      1,222,014        637,300          608,632

Income before interest income (expense)               1,219,008        205,121      1,407,969        574,780          673,465
Interest income                                            --             --             --             --               --
Interest expense                                           --             --             --             --               --
                                                ----------------------------------------------------------------------------------
Net income                                         $  1,219,008   $    205,121   $  1,407,969   $    574,780     $    673,465

Basic and diluted earnings per common share

Wgt. avg. number of common shares outstanding


                                                                     Hayden's           Pace's           Pepper
                                                     Cottonwood      Crossing            Point           Square        Newport
                                                     Pro Forma       Pro Forma         Pro Forma       Pro Forma     Pro Forma
                                                    Adjustments     Adjustments       Adjustments     Adjustments   Adjustments
                                                ---------------------------------------------------------------------------------
Date of Acquisition                                    7/9/98        7/24/98            7/17/98         7/17/98       7/24/98

Rental income                                     $  1,130,293   $    920,520     $  2,001,209     $    915,474   $  1,177,562
Rental expenses:
        Property and maintenance                       433,721        322,981          598,984          267,618        403,047
        Taxes and insurance                            148,133        105,530          245,347          130,185        188,357
        Property management                              --             --               --               --             --
        General and administrative                       --             --               --               --             --
        Amortization                                     --             --               --               --             --
        Depreciation of rental property                  --             --               --               --             --
                                                ---------------------------------------------------------------------------------
Total expenses                                         581,854        428,511          844,331          397,803        591,404

Income before interest income (expense)                548,439        492,009        1,156,878          517,671        586,158
Interest income                                           --             --               --               --             --
Interest expense                                          --             --               --               --             --
                                                ---------------------------------------------------------------------------------
Net income                                        $    548,439   $    492,009     $  1,156,878     $    517,671   $    586,158

Basic and diluted earnings per common share

Wgt. avg. number of common shares outstanding


                                                      Emerald                       Brandywine        Burney         Courts on
                                                       Oaks           Estrada          Park            Oaks          Pear Ridge
                                                     Pro Forma       Pro Forma       Pro Forma       Pro Forma       Pro Forma
                                                    Adjustments     Adjustments     Adjustments     Adjustments     Adjustments
                                                ---------------------------------------------------------------------------------
Date of Acquisition                                   7/24/98         7/27/98         10/29/98         10/28/98       11/17/98

Rental income                                    $  1,793,934   $  1,650,389     $  1,460,686     $  1,571,707     $  1,764,273
Rental expenses:
        Property and maintenance                      488,345        482,765          516,157          566,569          593,568
        Taxes and insurance                           229,570        214,029          175,886          216,526          256,339
        Property management                             --             --               --               --               --
        General and administrative                      --             --               --               --               --
        Amortization                                    --             --               --               --               --
        Depreciation of rental property                 --             --               --               --               --
                                                ---------------------------------------------------------------------------------
Total expenses                                        717,915        696,794          692,043          783,095          849,907

Income before interest income (expense)             1,076,019        953,595          768,643          788,612          914,366
Interest income                                          --             --               --               --               --
Interest expense                                         --             --               --               --               --
                                                ---------------------------------------------------------------------------------
Net income                                       $  1,076,019   $    953,595     $    768,643     $    788,612     $    914,366

Basic and diluted earnings per common share

Wgt. avg. number of common shares outstanding




                                                   Pro Forma             Total
                                                  Adjustments           Pro Forma
                                                -----------------------------------
Date of Acquisition                                      --                --

Rental income                                            --          $ 41,247,614
Rental expenses:
        Property and maintenance                         --            13,691,879
        Taxes and insurance                              --             5,592,987
        Property management                      $  1,307,294 (A)       2,259,374
        General and administrative                    278,195 (B)         696,538
        Amortization                                    --                 28,490
        Depreciation of rental property             4,031,750 (C)       6,721,827
                                                -----------------------------------
Total expenses                                      5,617,239          28,991,095

Income before interest income (expense)            (5,617,239)         12,256,519
Interest income                                          --               222,676
Interest expense                                   (1,833,108)(D)      (2,291,492)
                                                -----------------------------------
Net income                                       ($ 7,450,347)       $ 10,187,703

Basic and diluted earnings per common share                          $       0.46
                                                                     ============

Wgt. avg. number of common shares outstanding      12,790,563 (E)      22,390,082
                                                   ==========        ============


(A) Represents the property management fees of 5% of rental income and processing costs equal to $2.50 per apartment per month charged by the external management company for the period not owned by the Company.

(B) Represents the advisory fee of .25% of accumulated capital contributions under the "best efforts" offering for the period of time not owned by the Company.

(C) Represents the depreciation expense of the properties acquired based on the purchase price, excluding amounts allocated to land, for the period of time not owned by the Company. The weighted average life of the property depreciated was 27.5 years.

(D) Represents the interest expense for 5 of the 16 properties for the period in which the properties were not owned, interest was computed based on interest rates on the properties debt that was assumed at acquisition.

(E) Represents additional common shares assuming the properties were acquired on January 1, 1997 with the net proceeds from the "best efforts" offering of $9 per share (net $7.83 per share) for the first $15 million and $10 per share (net $8.70 per share) above $15 million.

PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 1997 (UNAUDITED)

The following schedule provides detail of 1997 acquisitions by property included in the Pro Forma Consolidated Statement of Operations for the year ended December 31, 1997.




                                     Brookfield    Eagle Crest      Aspen Hills     Mill Crossing       Polo Run          Wildwood
                                     Pro Forma      Pro Forma        Pro Forma        Pro Forma         Pro Forma        Pro Forma
                                    Adjustments    Adjustments      Adjustments      Adjustments       Adjustments      Adjustments
                                   -------------------------------------------------------------------------------------------------
Date of Acquisitions                  1/31/97        1/31/97          1/31/97          2/28/97          03/31/97          03/31/97

Rental income                         $99,879        $266,385        $100,023         $151,389          $326,137         $202,389
Expenses
   Property and maintenance            32,430          74,735          51,643           77,882           121,983           78,111
   Taxes and insurance                 12,720          36,546          12,099           19,230            40,508           25,216
   Property management                      -               -              -                -                 -                -
   General and administrative               -               -              -                -                 -                -
   Depreciation of real estate              -               -              -                -                 -                -
   Amortization                             -               -              -                -                 -                -
                                      ----------------------------------------------------------------------------------------------
                                       45,150         111,281          63,742           97,112           162,491          103,327

Income before interest income          54,729         155,104          36,281           54,277           163,646           99,062

   Interest income                          -               -              -                -                 -                -
   Interest expense                         -               -              -                -                 -                -
                                      ----------------------------------------------------------------------------------------------

Net income                            $54,729        $155,104         $36,281          $54,277          $163,646          $99,062
                                      ==============================================================================================

                                                                                                                            Copper
                                        Toscana         The Arbors       Paces Cove       Chaparosa        Riverhill       Crossing
                                       Pro Forma        Pro Forma        Pro Forma        Pro Forma        Pro Forma      Pro Forma
                                      Adjustments      Adjustments      Adjustments      Adjustments      Adjustments    Adjustments
                                     -----------------------------------------------------------------------------------------------
Date of Acquisitions                    03/31/97         4/25/97          6/30/97           8/6/97           8/6/97        11/25/97

Rental income                          $270,812         $460,338         $916,348         $801,713         $892,295       $904,850
Expenses
   Property and maintenance              82,722          102,132          314,521          286,943          338,906        420,181
   Taxes and insurance                   35,674           60,729          128,306           97,242          124,028        114,641
   Property management                       -                -                -                 -                -              -
   General and administrative                -                -                -                -                -               -
   Depreciation of real estate               -                -                -                -                -               -
   Amortization                              -                -                -                -                -               -
                                     -----------------------------------------------------------------------------------------------
                                        118,396          162,861          442,827          384,185          462,934        534,822

Income before interest income           152,416          297,477          473,521          417,528          429,361        370,028

   Interest income                           -                -                -                -                -              -
   Interest expense                          -                -                -                -                -              -
                                     -----------------------------------------------------------------------------------------------

Net income                             $152,416         $297,477         $473,521         $417,528         $429,361       $370,028
                                     ===============================================================================================



                                              Total
                                            Pro Forma
                                     ------------------
Date of Acquisitions

Rental income                             $5,392,558
Expenses
   Property and maintenance                1,982,189
   Taxes and insurance                       706,939
   Property management                             0
   General and administrative                      0
   Depreciation of real estate                     0
   Amortization                                    0
                                     ------------------
                                           2,689,128

Income before interest income              2,703,430

   Interest income                                 0
   Interest expense                                0
                                     ------------------

Net income                                $2,703,430
                                     ==================

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report on Form 8-K/A to be signed on its behalf by the undersigned hereunto duly authorized.

                              APPLE RESIDENTIAL INCOME TRUST, INC.


Date: January 29, 1999                     By:/s/ Glade M. Knight
                                              -------------------
                                              Glade M. Knight
                                              President of
                                              Apple Residential Realty Income
                                              Trust, Inc.

                                    ITEM 7.c.

                                  EXHIBIT INDEX

                      Apple Residential Income Trust, Inc.

                 Form 8-K/A to Form 8-K dated November 17, 1998


Exhibit Number          Exhibit                             Page Number

23.1                    Consent of Independent Auditors
                        (Courts on Pear Ridge Apartments)